Exhibit 99.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of July 3, 2014, by KiOR COLUMBUS, LLC (“Borrower”); KiOR, INC. (“Guarantor”); and MISSISSIPPI DEVELOPMENT AUTHORITY, acting for and on behalf of the State of Mississippi (“Lender”).

BACKGROUND

Borrower and/or Guarantor, on the one hand, and Lender on the other hand, entered into the following: that certain Memorandum of Understanding dated November 10, 2010 (“MOU”); that certain Loan Agreement dated March 17, 2011 (“Loan Agreement”); that certain Promissory Note given by dated March 17, 2011 (“Note”); that certain Guaranty given by Guarantor to Lender and dated March 17, 2011; that certain Deed of Trust dated December 12, 2011(“DOT”) granting Lender a lien on certain real property and improvements located in Columbus, Lowndes County, Mississippi; and that certain Purchase Money Security Agreement dated March 17, 2011 (“Security Agreement”). All of the foregoing, together with all other documents and instruments incident thereto, are collectively referred to as the “Loan Documents”.

Borrower has advised Lender (a) that it will be unable to timely make the semi-annual payment required by the Loan Documents on the June 30, 2014 payment date, (b) that it will be unable to timely cure the resulting default within the periods provided in the applicable Loan Documents, and (c) certain non-payment defaults under Article IV of the Loan Agreement presently exist including, specifically, under Section 4.06 of the Loan Agreement. Said defaults, in the absence of forbearance by Lender, will result in the occurrence and continuance of Events of Default under the Loan Documents (collectively, the “Existing/Anticipated Defaults”) and, in turn, (i) all obligations under the Note and Loan Agreement (the “Obligations”) will become immediately due and payable in full following demand, (ii) Lender will have the immediate right to exercise its rights and remedies under the Loan Documents and at law, and (iii) Lender will be entitled to charge interest on the Obligations following the Existing/Anticipated Defaults.

Borrower has informed Lender that it intends to undertake a process that will lead to one or more restructuring transactions intended to alleviate and address its current operational and financial distresses (the “Transaction Process”). Borrower has engaged Guggenheim Securities, LLC to assist it with the Transaction Process. It is Borrower’s intention to complete the Transaction Process, or have made substantial progress toward completion, before expiration of the Forbearance Period (defined below). Borrower has submitted to Lender a cash flow budget and information describing the time period in which it intends to conduct the Transaction Process, the actions expected to be taken during that time period and the timing of its efforts to date.

In order to permit Borrower to effectuate the Transaction Process, Borrower and Guarantor have requested that Lender forbear for a period of time from exercising its rights and remedies under the Loan Documents. Lender is prepared to establish a period of forbearance, but only upon the terms and conditions set forth below.

AGREEMENT

In consideration of the foregoing and of the mutual promises and covenants herein contained, it is agreed:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Documents.

2. Acknowledgement. Borrower and Guarantor acknowledge that, in the absence of forbearance by Lender, the Anticipated Default would have occurred and been uncured, and that Borrower would be unconditionally obligated to pay all of its liabilities to Lender including all Obligations, all without defense, setoff or counterclaim of any kind or nature whatsoever.

3. Outstanding Obligations. Borrower hereby affirms and acknowledges that (i) as of July 1, 2014, the outstanding amount owed by Borrower and Guarantor to Lender as of the date hereof is $69,375,000.00 (the “Principal”), and (ii) this amount is a valid Obligation of Borrower and Guarantor and is due and owing without defense, claim, setoff or counterclaim of any kind or nature whatsoever. Borrower further acknowledges that as of July 1, 2014, issuance costs and interest have accrued and been incurred by MDA in the amount of $8,017,063.36 (the “Interest”). Upon expiration of the Forbearance Period and following three (3) business days notice, Lender reserves its right to declare all Obligations, including Principal and Interest, due and payable, as authorized by the Loan Documents, provided that Borrower fails to either (i) make payment of the sum of $1,875,000 originally due and owing as of June 30, 2014, or (ii) complete the Transaction Process and enter into a transaction with regard to the Collateral acceptable to the Lender.

4. Forbearance. During the period commencing on the date hereof and ending on the earliest to occur of (i) October 31, 2014 or, (ii) the date of any Forbearance Default (as hereinafter defined) (the “Forbearance Period”), Lender will forbear from exercising its rights and remedies with respect to the Existing/Anticipated Defaults. As consideration for Lender’s forbearance, Borrower agrees to pay to Lender simultaneously with its execution of this Agreement a one-time fee of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) which amount shall not reduce Borrower’s Obligations under the Loan Documents. Such forbearance shall not derogate from Lender’s rights following the Forbearance Period to collect, receive and/or apply proceeds of real and personal property pledged as collateral security by Borrower (collectively, “Collateral”) to the Obligations as may be specifically provided for in the Loan Documents and as provided for in this Agreement.

5. Forbearance Period Covenants of Borrower.

(a) Borrower shall comply with all covenants (subject to the Existing/Anticipated Defaults) and obligations of Borrower under the Loan Documents.

(b) Borrower shall not, directly or indirectly, make any payments, repayments or reimbursements, whether in cash, in kind, securities or other property, to any guarantor, affiliate, or any officer, director, shareholder, general partner, limited partner or member of

Borrower with respect to (1) any indebtedness of Borrower to such person or entity, (2) any capital contributed by such person to Borrower or (3) any indebtedness incurred by such person or entity on behalf of or for the benefit of Borrower; provided, however, that Borrower may make any ordinary course payments of salaries, trade payments or other obligations related to maintaining the Collateral.

(c) Borrower shall diligently execute the Transaction Process and hereby represents and warrants that the strategic plan for execution of the Transaction Process has been thoroughly reviewed and approved by Borrower and its management.

(d) Borrower shall furnish to Lender periodic financial information and status reports on the Transaction Process, in a form as reasonably requested by Lender.

(e) Borrower shall grant and allow Lender or its designated consultants, accountants, collateral monitoring agents or examiners (collectively the “Examiners”) during normal business hours and as otherwise reasonably requested by Lender, with full and unrestricted access to Borrower’s (i) business premises, including without limitation office and warehouse locations, and (ii) books, records, financial information, correspondence and other materials relating to Borrower, and all or any portion of the Collateral (collectively the “Books and Records”), and Borrower shall cooperate in all respects with the Examiner. All fees and expenses of Lender and/or its counsel with respect to the Examiner shall be Obligations, which Obligations may be charged by Lender to Borrower’s account (but not payable during the Forbearance Period). The Examiner may, without Lender or its counsel being deemed to be in control of, or a fiduciary for, Borrower, and without obtaining prior consent from Borrower, (1) discuss the Books and Records, the Collateral, the Transaction Process and/or Borrower’s business operations with Borrower’s officers, retained professionals (including without limitation attorneys, accountants, restructuring advisors and consultants) or employees, and (2) make observations and recommendations regarding the Collateral, the Transaction Process and/or Borrower’s business operations same to Borrower’s officers, retained professionals (including without limitation attorneys, accountants, restructuring advisors and consultants and/or workout advisors and consultants) or employees.

(f) Borrower shall provide Lender copies of any proposal letters, letters of intent or other written offers for proposed transactions resulting from the Transaction Process as and when received. Borrower shall not enter into a letter of intent or definitive document for a restructuring transaction involving Lender’s Collateral without advice and consent by Lender, and Borrower shall consummate, or have made substantial progress toward, a sale, debt or equity financing or other restructuring transaction involving Lender’s Collateral during the Forbearance Period.

(g) Borrower shall continue to maintain all insurance coverage required pursuant to the Loan Documents.

(h) Borrower shall preserve and maintain in good condition all real property and personal property that constitutes Lender’s Collateral and shall not alter, dispose of, remove or remove any such property with the prior express written consent of Lender.

(i) Borrower shall maintain a workforce at its Columbus, Mississippi, facility sufficient to maintain the facility, all equipment and surrounding real property in a good and safe condition and to comply with all applicable environmental laws.

(j) The Borrower hereby consents to Lender communicating directly with Borrower’s agents, including Guggenheim Securities, LLC, and such agents may provide information on a confidential basis to Lender.

(k) Lender may obtain appraisals of Borrower’s real estate and equipment, which appraisals shall be in form and substance and from an appraiser satisfactory to Lender in its sole discretion. Lender is hereby authorized to order such appraisals directly and charge the cost thereof to Borrower’s account as an Obligation under the Loan Documents (but not payable during the Forbearance Period).

(l) All Collections of proceeds of Collateral received by Borrower or Guarantor shall be paid to Lender in accordance with the Loan Documents.

6. Forbearance Defaults. Each of the following shall constitute a Forbearance Default:

(a) The existence and continuance, following any required notice, of any Event of Default (other than an Exiting/Anticipated Default) under the Loan Documents;

(b) Borrower shall fail to keep or perform any of the terms, obligations, covenants or agreements contained herein; or

(c) Any representation or warranty of Borrower herein shall be false, misleading or materially incorrect in any respect.

7. Rights and Remedies. Upon the occurrence of a Forbearance Default, at the option of Lender, all Obligations shall be immediately due and payable, following three (3) business days notice by the Lender to Borrower. Upon all Obligations becoming due and payable, Lender shall be immediately entitled to enforce all of its rights and remedies under the Loan Documents and otherwise.

8. Conditions of Effectiveness. This Agreement shall become effective upon Lender’s receipt of two (2) copies of this Agreement duly executed by Borrower and Guarantor.

9. Representations and Warranties. Borrower and Guarantor, as applicable, hereby represent and warrant to Lender as follows:

(a) This Agreement and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and Guarantor and are enforceable against Borrower and Guarantor in accordance with their respective terms.

(b) Upon the effectiveness of this Agreement, Borrower and Guarantor hereby reaffirm all covenants, representations and warranties made in the Loan Documents to which they are a party to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

(c) Other than the Existing/Anticipated Defaults, no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Agreement.

(d) Borrower and Guarantor do not have any defense, counterclaim or offset with respect to any of the Loan Documents to which they are a party.

10. Effect on the Loan Agreement.

(a) Upon the effectiveness of this Agreement, each reference in the Loan Agreement or any of the Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the applicable Loan Documents as amended hereby.

(b) Except as specifically amended herein, all Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

11. Release. Borrower and Guarantor, on behalf of itself and each of its Affiliates (collectively, the “Releasing Parties”) hereby releases, remises, acquits and forever discharges Lender and its employees, agents, representatives, consultants, attorneys, fiduciaries, partners, predecessors, successors and assigns, and any affiliated agencies, employees and officers of the State of Mississippi (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Loan Agreement, MOU or any other Loan Documents or transactions entered into in connection therewith (all of the foregoing hereinafter called the “Released Matters”). Each Releasing Party acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

12. Presumptions. Each of Borrower and Guarantor represents, warrants and acknowledges that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss the same with, such attorneys and other persons as Borrower and Guarantor may wish, and (c) has entered into this Agreement of its own free will and accord and without threat, duress or other coercion of any kind by any person. Each of Borrower and Guarantor acknowledges and agrees that this Agreement shall not be construed more favorably in favor of Borrower or Guarantor, on the one hand, or Lender, on the other hand, based upon which party drafted the same, it being acknowledged that each party contributed substantially to the negotiation and preparation of this Agreement.

13. Expenses. All costs, fees and expenses of Lender (including the reasonable costs, fees and expenses of in-house and outside counsel, consultants and appraisers) incurred by Lender (a) in connection with the negotiation, preparation and closing of this Agreement and (b) from and after the date of this Agreement (i) shall be Obligations and may be charged by Lender to Borrower’s account (but not payable during the Forbearance Period) and (ii) shall be in addition to, and not in replacement or supersession of, the fees, costs, charges and expenses authorized under the Loan Documents as of the date hereof.

14. Entire Agreement. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. Neither Borrower nor Guarantor has relied on any agreements, representations, or warranties of Lender, except as specifically set forth herein. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each party hereto. Borrower and Guarantor acknowledge that they have not relied upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

15. Further Assurance. Borrower and Guarantor shall execute such other and further documents and instruments as Lender may reasonably request to implement the provisions of this Agreement.

16. Benefit of Agreement. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns as set forth in the Loan Documents. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, any third-party beneficiary of this Agreement. The agreement of Lender to forbear from enforcing certain of their remedies does not in any manner limit Borrower’s or Guarantor’s obligations to comply with, and the right of Lender to insist upon compliance with, each and every one of the terms of the Loan Documents except as specifically modified herein.

17. Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

18. Counterparts; Telecopied Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile, pdf, email or other electronic method of transmission shall be deemed to be an original signature hereto.

19. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrower and Guarantor contained herein shall survive the termination of the Forbearance Period and payment in full of the Obligations under the Loan Documents.

20. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi applied to contracts to be performed wholly within the State of Mississippi.

22. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date first written above.

Borrower:

KiOR COLUMBUS, LLC

By:	/s/ Christopher A. Artzer
Name	Christopher A. Artzer
Title:	President

Guarantor:

KiOR, INC.

By:	/s/ Christopher A. Artzer
Name	Christopher A. Artzer
Title:	President

Lender:

MISSISSIPPI DEVELOPMENT AUTHORITY

By:	/s/ J. Brent Christensen
Name:	J. Brent Christensen
Title:	Executive Director